Credit Suisse Trust Funds
Securities Purchases during an Underwriting involving
Credit Suisse Asset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended December 31, 2005

Portfolio:			Credit Suisse Trust Mid Cap Growth


Security:			Chesapeake Energy


Date Purchased:			9/8/2005


Price Per Share:		$100.00


Shares Purchased
by the Portfolio ":		500


Total Principal Purchased
by the Portfolio ":		$50,000.00


% of Offering Purchased
by the Portfolio:	        0.13%


Broker:				Lehman Brothers Inc.



Portfolio:			Credit Suisse Trust Mid Cap Growth


Security:			CBOT Holdings Inc-CL


Date Purchased:			10/18/2005


Price Per Share:		$54.00


Shares Purchased
by the Portfolio ":		200


Total Principal Purchased
by the Portfolio ":		$10,800.00


% of Offering Purchased
by the Portfolio:	        0.31%


Broker:				JP Morgan Syndicate



Portfolio:			Credit Suisse Trust Emerging Markets


Security:			Novatek OAO 144A


Date Purchased:			7/21/2005


Price Per Share:		$16.75


Shares Purchased
by the Portfolio ":		16,105.000


Total Principal Purchased
by the Portfolio ":		$269,758.75


% of Offering Purchased
by the Portfolio:	        .031%


Broker:				UBS



Portfolio:			Credit Suisse Trust Emerging Markets



Security:			Bradespar SA Pfd


Date Purchased:			9/15/2005


Price Per Share:		$22.97


Shares Purchased
by the Portfolio ":		15,400


Total Principal Purchased
by the Portfolio ":		$353,661.00


% of Offering Purchased
by the Portfolio:	        0.186%


Broker:				Espirito Santo Securities



Portfolio:			Credit Suisse Trust Emerging Markets



Security:			China Construction Bank-H


Date Purchased:			10/20/2005


Price Per Share:		$.31


Shares Purchased
by the Portfolio ":		4,425,000


Total Principal Purchased
by the Portfolio ":		$1,353,784.50


% of Offering Purchased
by the Portfolio:	        0.017%


Broker:				Morgan Stanley HK (CSAMA)


Portfolio:			Credit Suisse Trust Emerging Markets



Security:			Cosan SA Industria Comercio


Date Purchased:			11/17/2005


Price Per Share:		$21.96


Shares Purchased
by the Portfolio ":		19,700.000


Total Principal Purchased
by the Portfolio ":		$432,612.00


% of Offering Purchased
by the Portfolio:	        0.123%


Broker:				Morgan Stanley


Portfolio:			Credit Suisse Trust Global Small Cap



Security:			Herbalife Ltd.


Date Purchased:			12/13/2005


Price Per Share:		$30.50


Shares Purchased
by the Portfolio ":		22,900.000


Total Principal Purchased
by the Portfolio ":		$679,076.60


% of Offering Purchased
by the Portfolio:	        0.23%


Broker:				Morgan Stanley


Portfolio:			Credit Suisse Trust International Focus



Security:			Gaz de France


Date Purchased:			7/8/2005


Price Per Share:		$23.40


Shares Purchased
by the Portfolio ":		13,150.000


Total Principal Purchased
by the Portfolio ":		$307,710.00


% of Offering Purchased
by the Portfolio:	        0.01%


Broker:				Credit Agricole Indo Cheveraux LDN



Portfolio:			Credit Suisse Trust Small Cap Growth



Security:			Philips-Van Heusen


Date Purchased:			7/14/2005


Price Per Share:		$32.75


Shares Purchased
by the Portfolio ":		67,000.000


Total Principal Purchased
by the Portfolio ":		$2,194,250.00


% of Offering Purchased
by the Portfolio:	        1.049%


Broker:				Lehman Brothers


Portfolio:			Credit Suisse Trust Small Cap Growth



Security:			Baidu.com-ADR


Date Purchased:			8/5/2005


Price Per Share:		$27.00


Shares Purchased
by the Portfolio ":		15,000.000


Total Principal Purchased
by the Portfolio ":		$405,000.00


% of Offering Purchased
by the Portfolio:	        .405%


Broker:				Goldman


Portfolio:			Credit Suisse Trust Small Cap Growth



Security:			Verifone Holdings, Inc.


Date Purchased:			9/19/2005


Price Per Share:		$20.25


Shares Purchased
by the Portfolio ":		324,900.000


Total Principal Purchased
by the Portfolio ":		$6,579,225.00


% of Offering Purchased
by the Portfolio:	        2.954%


Broker:				Lehman Brothers


Portfolio:			Credit Suisse Trust Small Cap Growth



Security:			CBOT Holdings Inc.-CL


Date Purchased:			10/18/2005


Price Per Share:		$54.00


Shares Purchased
by the Portfolio ":		3,600.000


Total Principal Purchased
by the Portfolio ":		$194,400.00


% of Offering Purchased
by the Portfolio:	        .113%


Broker:				JP Morgan Syndicate